Transaction

Date:	26 April, 2007

To:	Countrywide Home Loans, Inc.
Attention:	Documentation Unit

From:	Lehman Brothers Special Financing Inc.
Mandy Lee - Confirmations Group
	Facsimile:	(+1) 646-885-9551 (United States of America)
	Telephone:	212-526-9257

Ref. Numbers:	Risk ID: 1503413L / Effort ID: N1346418 / Global Deal ID: 3020923

Dear Sir or Madam:

The purpose of this communication (this “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between Lehman Brothers Special Financing Inc. (“Party A”) and Countrywide Home Loans, Inc. (“Party B”) on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the “Agreement”). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	25 April, 2007

Effective Date:	27 April, 2007

Termination Date:
25 August, 2014
For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to no adjustment.

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Certificate Principal Balance of the Referenced Assets on the 15th calendar day of each month (or, if such day is not a Business Day, the immediately following Business Day), commencing in the month of May 2007.

Referenced Assets:
CWABS Asset-Backed Certificates Trust 2007-BC2, Class 1-A (Cusip: 12669QAA7), Class 2-A-1 (Cusip: 12669QAB5), Class 2-A-2 (Cusip: 12669QAC3), Class 2-A-3 (Cusip: 12669QAD1), Class 2-A-4 (Cusip: 12669QAE9) Class M-1 (Cusip: 12669QAF6), Class M-2 (Cusip: 12669QAG4), Class M-3 (Cusip: 12669QAH2), Class M-4 (Cusip: 12669QAJ8), Class M-5 (Cusip: 12669QAK5), Class M-6 (Cusip: 12669QAL3), Class M-7 (Cusip: 12669QAM1), Class M-8 (Cusip: 12669QAN9), Class M-9 (Cusip: 12669QAQ2), and Class B (Cusip: 12669QAT6).

Certificate Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”): by entering the Cusip, <Mtge>, type “pdi4”, <Go>. If Bloomberg fails to publish the aggregate Certificate Principal Balance of the Referenced Assets or the parties fail to agree on the aggregate Certificate Principal Balance of the Referenced Assets for any Calculation Period, the aggregate Certificate Principal Balance of the Referenced Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2007, among CWABS Inc., as depositor, Countrywide Home Loans, Inc. as a seller, Park Sienna LLC, as a seller, Park Granada LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the “Pooling and Servicing Agreement”).

Floating Amounts:

Floating Amount Payer:	Party A

Floating Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 May, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Amount Payer Payment Dates:	One (1) Business Day prior to each Floating Amount Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including 25 May, 2007 to and including the Termination Date, subject to no adjustment.

Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including 25 May, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:	5.10% per annum

Fixed Rate Day Count Fraction:	30/360

Business Days:	New York

Additional Payment:	Party A shall pay Party B the sum of USD 90,000.00 on the Effective Date subject to adjustment in accordance with the Following Business Day Convention.

Additional Provision:

Netting:                                With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

Where,

Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Miscellaneous:

Calculation Agent:	As per the Agreement

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

Account Details:

Account Details of Party A:	JPMorgan Chase Bank, New York ABA #: 021000021 A/C of Lehman Brothers Special Financing Inc. A/C # 066-143-543

Account Details of Party B:	Bank of America ABA# 026009593 Account# 12352 06200

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention: Confirmations Group.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Countrywide Home Loans, Inc.
By: ________________________ Name: Title:

Appendix A

*Calculation Periods from and including	*Calculation Periods up to but excluding	Notional Amount (USD)
27 April, 2007	25 May, 2007	617,479,739.00
25 May, 2007	25 June, 2007	616,997,201.00
25 June, 2007	25 July, 2007	615,635,462.00
25 July, 2007	25 August, 2007	612,841,556.00
25 August, 2007	25 September, 2007	609,272,805.00
25 September, 2007	25 October, 2007	605,223,551.00
25 October, 2007	25 November, 2007	593,114,911.00
25 November, 2007	25 December, 2007	580,312,787.00
25 December, 2007	25 January, 2008	564,065,241.00
25 January, 2008	25 February, 2008	550,467,330.00
25 February, 2008	25 March, 2008	537,698,230.00
25 March, 2008	25 April, 2008	523,448,360.00
25 April, 2008	25 May, 2008	510,831,895.00
25 May, 2008	25 June, 2008	498,805,106.00
25 June, 2008	25 July, 2008	488,114,674.00
25 July, 2008	25 August, 2008	477,862,108.00
25 August, 2008	25 September, 2008	468,564,873.00
25 September, 2008	25 October, 2008	459,816,415.00
25 October, 2008	25 November, 2008	448,301,709.00
25 November, 2008	25 December, 2008	433,197,929.00
25 December, 2008	25 January, 2009	193,479,200.00
25 January, 2009	25 February, 2009	191,026,885.00
25 February, 2009	25 March, 2009	188,677,925.00
25 March, 2009	25 April, 2009	186,026,624.00
25 April, 2009	25 May, 2009	183,618,614.00
25 May, 2009	25 June, 2009	181,289,688.00
25 June, 2009	25 July, 2009	179,164,517.00
25 July, 2009	25 August, 2009	177,128,287.00
25 August, 2009	25 September, 2009	175,247,976.00
25 September, 2009	25 October, 2009	173,470,622.00
25 October, 2009	25 November, 2009	171,207,123.00
25 November, 2009	25 December, 2009	168,457,656.00
25 December, 2009	25 January, 2010	164,777,315.00
25 January, 2010	25 February, 2010	161,463,749.00
25 February, 2010	25 March, 2010	122,481,270.00
25 March, 2010	25 April, 2010	120,944,822.00
25 April, 2010	25 May, 2010	119,597,597.00
25 May, 2010	25 June, 2010	118,339,323.00
25 June, 2010	25 July, 2010	117,155,175.00
25 July, 2010	25 August, 2010	115,966,073.00
25 August, 2010	25 September, 2010	114,818,790.00
25 September, 2010	25 October, 2010	113,760,468.00
25 October, 2010	25 November, 2010	112,648,101.00
25 November, 2010	25 December, 2010	111,623,056.00
25 December, 2010	25 January, 2011	110,521,651.00
25 January, 2011	25 February, 2011	109,611,304.00
25 February, 2011	25 March, 2011	108,713,328.00
25 March, 2011	25 April, 2011	107,656,997.00
25 April, 2011	25 May, 2011	106,638,237.00
25 May, 2011	25 June, 2011	105,612,436.00
25 June, 2011	25 July, 2011	104,622,770.00
25 July, 2011	25 August, 2011	103,626,036.00
25 August, 2011	25 September, 2011	102,664,102.00
25 September, 2011	25 October, 2011	101,775,609.00
25 October, 2011	25 November, 2011	100,839,166.00
25 November, 2011	25 December, 2011	99,973,094.00
25 December, 2011	25 January, 2012	99,038,390.00
25 January, 2012	25 February, 2012	98,259,862.00
25 February, 2012	25 March, 2012	97,488,722.00
25 March, 2012	25 April, 2012	96,582,788.00
25 April, 2012	25 May, 2012	95,707,189.00
25 May, 2012	25 June, 2012	94,824,523.00
25 June, 2012	25 July, 2012	93,971,194.00
25 July, 2012	25 August, 2012	93,110,858.00
25 August, 2012	25 September, 2012	92,278,902.00
25 September, 2012	25 October, 2012	91,508,108.00
25 October, 2012	25 November, 2012	90,695,904.00
25 November, 2012	25 December, 2012	89,943,126.00
25 December, 2012	25 January, 2013	89,133,453.00
25 January, 2013	25 February, 2013	88,458,526.00
25 February, 2013	25 March, 2013	87,790,414.00
25 March, 2013	25 April, 2013	87,007,210.00
25 April, 2013	25 May, 2013	86,249,087.00
25 May, 2013	25 June, 2013	85,484,311.00
25 June, 2013	25 July, 2013	84,743,845.00
25 July, 2013	25 August, 2013	83,996,814.00
25 August, 2013	25 September, 2013	83,273,352.00
25 September, 2013	25 October, 2013	82,601,386.00
25 October, 2013	25 November, 2013	81,893,646.00
25 November, 2013	25 December, 2013	81,236,014.00
25 December, 2013	25 January, 2014	80,529,291.00
25 January, 2014	25 February, 2014	79,937,135.00
25 February, 2014	25 March, 2014	79,350,403.00
25 March, 2014	25 April, 2014	78,664,732.00
25 April, 2014	25 May, 2014	77,999,993.00
25 May, 2014	25 June, 2014	77,329,058.00
25 June, 2014	25 July, 2014	76,678,451.00
25 July, 2014	25 August, 2014	76,021,703.00

*with respect to each Fixed Amount Payer Period End Date, all such dates are subject to no adjustment, and with respect to each Floating Amount Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention.

Transaction

Date:	26 April, 2007

To:	Countrywide Home Loans, Inc.
Attention:	Documentation Unit

From:	Lehman Brothers Special Financing Inc.
Mandy Lee - Confirmations Group
	Facsimile:	(+1) 646-885-9551 (United States of America)
	Telephone:	212-526-9257

Ref. Numbers:	Risk ID: 1503413L / Effort ID: N1346418 / Global Deal ID: 3020923

Dear Sir or Madam:

The purpose of this communication (this “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between Lehman Brothers Special Financing Inc. (“Party A”) and Countrywide Home Loans, Inc. (“Party B”) on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the “Agreement”). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	25 April, 2007

Effective Date:	27 April, 2007

Termination Date:
25 August, 2014
For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to no adjustment.

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Certificate Principal Balance of the Referenced Assets on the 15th calendar day of each month (or, if such day is not a Business Day, the immediately following Business Day), commencing in the month of May 2007.

Referenced Assets:
CWABS Asset-Backed Certificates Trust 2007-BC2, Class 1-A (Cusip: 12669QAA7), Class 2-A-1 (Cusip: 12669QAB5), Class 2-A-2 (Cusip: 12669QAC3), Class 2-A-3 (Cusip: 12669QAD1), Class 2-A-4 (Cusip: 12669QAE9) Class M-1 (Cusip: 12669QAF6), Class M-2 (Cusip: 12669QAG4), Class M-3 (Cusip: 12669QAH2), Class M-4 (Cusip: 12669QAJ8), Class M-5 (Cusip: 12669QAK5), Class M-6 (Cusip: 12669QAL3), Class M-7 (Cusip: 12669QAM1), Class M-8 (Cusip: 12669QAN9), Class M-9 (Cusip: 12669QAQ2), and Class B (Cusip: 12669QAT6).

Certificate Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”): by entering the Cusip, <Mtge>, type “pdi4”, <Go>. If Bloomberg fails to publish the aggregate Certificate Principal Balance of the Referenced Assets or the parties fail to agree on the aggregate Certificate Principal Balance of the Referenced Assets for any Calculation Period, the aggregate Certificate Principal Balance of the Referenced Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2007, among CWABS Inc., as depositor, Countrywide Home Loans, Inc. as a seller, Park Sienna LLC, as a seller, Park Granada LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the “Pooling and Servicing Agreement”).

Floating Amounts:

Floating Amount Payer:	Party A

Floating Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 May, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Amount Payer Payment Dates:	One (1) Business Day prior to each Floating Amount Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including 25 May, 2007 to and including the Termination Date, subject to no adjustment.

Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including 25 May, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:	5.10% per annum

Fixed Rate Day Count Fraction:	30/360

Business Days:	New York

Additional Payment:	Party A shall pay Party B the sum of USD 90,000.00 on the Effective Date subject to adjustment in accordance with the Following Business Day Convention.
Additional Provision:

Netting:                                With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

Where,

Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Miscellaneous:

Calculation Agent:	As per the Agreement

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

Account Details:

Account Details of Party A:	JPMorgan Chase Bank, New York ABA #: 021000021 A/C of Lehman Brothers Special Financing Inc. A/C # 066-143-543

Account Details of Party B:	Bank of America ABA# 026009593 Account# 12352 06200

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention: Confirmations Group.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Countrywide Home Loans, Inc.
By: ________________________ Name: Title:

Appendix A

*Calculation Periods from and including	*Calculation Periods up to but excluding	Notional Amount (USD)
27 April, 2007	25 May, 2007	617,479,739.00
25 May, 2007	25 June, 2007	616,997,201.00
25 June, 2007	25 July, 2007	615,635,462.00
25 July, 2007	25 August, 2007	612,841,556.00
25 August, 2007	25 September, 2007	609,272,805.00
25 September, 2007	25 October, 2007	605,223,551.00
25 October, 2007	25 November, 2007	593,114,911.00
25 November, 2007	25 December, 2007	580,312,787.00
25 December, 2007	25 January, 2008	564,065,241.00
25 January, 2008	25 February, 2008	550,467,330.00
25 February, 2008	25 March, 2008	537,698,230.00
25 March, 2008	25 April, 2008	523,448,360.00
25 April, 2008	25 May, 2008	510,831,895.00
25 May, 2008	25 June, 2008	498,805,106.00
25 June, 2008	25 July, 2008	488,114,674.00
25 July, 2008	25 August, 2008	477,862,108.00
25 August, 2008	25 September, 2008	468,564,873.00
25 September, 2008	25 October, 2008	459,816,415.00
25 October, 2008	25 November, 2008	448,301,709.00
25 November, 2008	25 December, 2008	433,197,929.00
25 December, 2008	25 January, 2009	193,479,200.00
25 January, 2009	25 February, 2009	191,026,885.00
25 February, 2009	25 March, 2009	188,677,925.00
25 March, 2009	25 April, 2009	186,026,624.00
25 April, 2009	25 May, 2009	183,618,614.00
25 May, 2009	25 June, 2009	181,289,688.00
25 June, 2009	25 July, 2009	179,164,517.00
25 July, 2009	25 August, 2009	177,128,287.00
25 August, 2009	25 September, 2009	175,247,976.00
25 September, 2009	25 October, 2009	173,470,622.00
25 October, 2009	25 November, 2009	171,207,123.00
25 November, 2009	25 December, 2009	168,457,656.00
25 December, 2009	25 January, 2010	164,777,315.00
25 January, 2010	25 February, 2010	161,463,749.00
25 February, 2010	25 March, 2010	122,481,270.00
25 March, 2010	25 April, 2010	120,944,822.00
25 April, 2010	25 May, 2010	119,597,597.00
25 May, 2010	25 June, 2010	118,339,323.00
25 June, 2010	25 July, 2010	117,155,175.00
25 July, 2010	25 August, 2010	115,966,073.00
25 August, 2010	25 September, 2010	114,818,790.00
25 September, 2010	25 October, 2010	113,760,468.00
25 October, 2010	25 November, 2010	112,648,101.00
25 November, 2010	25 December, 2010	111,623,056.00
25 December, 2010	25 January, 2011	110,521,651.00
25 January, 2011	25 February, 2011	109,611,304.00
25 February, 2011	25 March, 2011	108,713,328.00
25 March, 2011	25 April, 2011	107,656,997.00
25 April, 2011	25 May, 2011	106,638,237.00
25 May, 2011	25 June, 2011	105,612,436.00
25 June, 2011	25 July, 2011	104,622,770.00
25 July, 2011	25 August, 2011	103,626,036.00
25 August, 2011	25 September, 2011	102,664,102.00
25 September, 2011	25 October, 2011	101,775,609.00
25 October, 2011	25 November, 2011	100,839,166.00
25 November, 2011	25 December, 2011	99,973,094.00
25 December, 2011	25 January, 2012	99,038,390.00
25 January, 2012	25 February, 2012	98,259,862.00
25 February, 2012	25 March, 2012	97,488,722.00
25 March, 2012	25 April, 2012	96,582,788.00
25 April, 2012	25 May, 2012	95,707,189.00
25 May, 2012	25 June, 2012	94,824,523.00
25 June, 2012	25 July, 2012	93,971,194.00
25 July, 2012	25 August, 2012	93,110,858.00
25 August, 2012	25 September, 2012	92,278,902.00
25 September, 2012	25 October, 2012	91,508,108.00
25 October, 2012	25 November, 2012	90,695,904.00
25 November, 2012	25 December, 2012	89,943,126.00
25 December, 2012	25 January, 2013	89,133,453.00
25 January, 2013	25 February, 2013	88,458,526.00
25 February, 2013	25 March, 2013	87,790,414.00
25 March, 2013	25 April, 2013	87,007,210.00
25 April, 2013	25 May, 2013	86,249,087.00
25 May, 2013	25 June, 2013	85,484,311.00
25 June, 2013	25 July, 2013	84,743,845.00
25 July, 2013	25 August, 2013	83,996,814.00
25 August, 2013	25 September, 2013	83,273,352.00
25 September, 2013	25 October, 2013	82,601,386.00
25 October, 2013	25 November, 2013	81,893,646.00
25 November, 2013	25 December, 2013	81,236,014.00
25 December, 2013	25 January, 2014	80,529,291.00
25 January, 2014	25 February, 2014	79,937,135.00
25 February, 2014	25 March, 2014	79,350,403.00
25 March, 2014	25 April, 2014	78,664,732.00
25 April, 2014	25 May, 2014	77,999,993.00
25 May, 2014	25 June, 2014	77,329,058.00
25 June, 2014	25 July, 2014	76,678,451.00
25 July, 2014	25 August, 2014	76,021,703.00

*with respect to each Fixed Amount Payer Period End Date, all such dates are subject to no adjustment, and with respect to each Floating Amount Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention.

ISDA®

International Swaps and Derivatives Association, Inc.

MASTER AGREEMENT

dated as of April 27, 2007

LEHMAN BROTHERS SPECIAL FINANCING INC.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SWAP CONTRACT ADMINISTRATOR FOR CWABS ASSET-BACKED CERTIFICATES TRUST 2007-BC2, ASSET-BACKED CERTIFICATES, SERIES 2007-BC2 PURSUANT TO A SWAP CONTRACT ADMINISTRATION AGREEMENT (THE “TRUST” AND “PARTY B”)

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:—

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency.  In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purposes of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

LEHMAN BROTHERS SPECIAL FINANCING INC.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SWAP CONTRACT ADMINISTRATOR FOR CWABS ASSET-BACKED CERTIFICATES TRUST 2007-BC2, ASSET-BACKED CERTIFICATES, SERIES 2007-BC2 PURSUANT TO A SWAP CONTRACT ADMINISTRATION AGREEMENT (THE “TRUST” AND “PARTY B”)

(Name of Party)	(Name of Party)

Name:	Name:
Title:	Title:
Date:	Date:

(Multicurrency-Cross Border)

SCHEDULE
to the
Master Agreement
dated as of April 27, 2007
between
LEHMAN BROTHERS SPECIAL FINANCING INC. (“Party A”),
a corporation organized under the laws of
the State of Delaware
and
THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SWAP CONTRACT ADMINISTRATOR FOR CWABS ASSET-BACKED CERTIFICATES TRUST 2007-BC2, ASSET-BACKED CERTIFICATES, SERIES 2007-BC2 PURSUANT TO A SWAP CONTRACT ADMINISTRATION AGREEMENT (THE “TRUST” AND “PARTY B”)

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement dated as of April 27,1, 2007, among CWABS Inc., as depositor, Countrywide Home Loans Inc., as a seller, Park Sienna LLC, as a seller, Park Granada LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as Trustee (the “Pooling and Servicing Agreement”).

Part 1.	Termination Provisions.

For the purposes of this Agreement:-

(a)	“Specified Entity” will not apply to Party A or Party B for any purpose.

(b)	“Specified Transaction” will have the meaning specified in Section 14.

(c)	Events of Default.

(i)
The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word “third” with the word “first”; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii)	The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(iii)
The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(iv)	The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

(vi)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

“Specified Indebtedness” will have the meaning specified in Section 14.

“Threshold Amount” means with respect to Party A three percent (3%) of the Stockholders’ Equity of Lehman Brothers Holdings Inc. (“Lehman Brothers Holdings Inc.” or “Holdings”), (or its equivalent in any other currency) or if applicable, another Eligible Guarantor.

 “Stockholders’ Equity” means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

(vii)
The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, Section 5(a)(vii)(4) is hereby amended by adding after the words “against it” the words “(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)”, and Section 5(a)(vii)(8) is hereby amended by deleting the words “to (7) inclusive” and inserting lieu thereof “, (3), (4) as amended, (5), or (6) as amended”.

(viii)	The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)	Termination Events.

(i)	The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii)
The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)”, and the “Tax Event” provisions of Section 5(b)(ii) will apply to Party B.

(iii)
The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

(A)	The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

(B)	The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

(a)
If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the “Latest Settlement Amount Determination Day”), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

(c)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement has been made and remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(C)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(D)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I).”

(E)
At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

(ii)	The Second Method will apply.

(g)	“Termination Currency” means USD.

(h)	Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

Part 2.  Tax Matters.

(a)	Tax Representations.

(i)	Payer Representations. For the purpose of Section 3(e) of this Agreement: None.

(ii)	Payee Representations. For the purpose of Section 3(f) of this Agreement:

(A)	Party A makes the following representation(s): Party A represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware.

(B)	Party B makes the following representation(s): None.

(b)	Tax Provisions.

(i)
Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(ii)	Indemnifiable Tax. The definition of “Indemnifiable Tax” in Section 14 is deleted in its entirety and replaced with the following:

“Indemnifiable Tax” means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

(iii)
Tax Representations in Confirmations. For purposes of Sections 2(d)(i)(4) and 3(f), any payee tax representation specified in a Confirmation under this Agreement shall be deemed to be specified in this Schedule.

Part 3.  Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B	Forms and/or documents described in Section 4(a)(iii) of the Agreement.	Upon reasonable demand by the other party.

(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver the Agreement, this Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under the Agreement, this Confirmation and any Credit Support Document, as the case may be.

		Upon the execution and delivery of this Agreement.	Yes
Party A and Party B
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing the Agreement, this Confirmation, and any relevant Credit Support Document, as the case may be.

		Upon the execution and delivery of this Agreement.	Yes
Party A
Annual Report of Party A’s Credit Support Provider containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which Party A’s Credit Support Provider is organized.

		Promptly upon becoming publicly available.	Yes
Party A
Quarterly Financial Statements of Party A’s Credit Support Provider containing unaudited, consolidated financial statements of Party A’s fiscal quarter prepared in accordance with generally accepted accounting principles in the country in which Party A’s Credit Support Provider is organized.

		Promptly upon becoming publicly available.	Yes
Party A	An opinion of counsel to Party A and Party A’s Credit Support Provider substantially in the form of Exhibit B to this Schedule.	Upon the execution and delivery of this Agreement.	No
Party B	Opinion(s) of counsel to Party B related to the Pooling and Servicing Agreement and other deal documents in the form reasonably acceptable to Party A.	Upon the execution and delivery of this Agreement.	No
Party A	A guarantee of Lehman Brothers Holding Inc. substantially in the form of Exhibit A to this Schedule.	Upon the execution and delivery of this Agreement.	No
Party B	Monthly Report.	At such time as each Monthly Report is delivered to Party B.	No
Party B	Copy of any notice delivered to or by Party B under the Pooling and Servicing Agreement.	Promptly upon availability.	No
Party B	Pooling and Servicing Agreement/Indenture.	Promptly upon execution in final form.	No

Part 4. Miscellaneous.

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:	Lehman Brothers Special Financing Inc.
c/o Lehman Brothers Inc.
Corporate Advisory Division
Transaction Management Group
745 Seventh Avenue
New York, New York 10019

Attention:	Documentation Manager
Telephone No.:	(212) 526-7187
Facsimile No.:	(212) 526-7672

(For all purposes)

Address for notices or communications to Party B:

Address:	The Bank of New York
101 Barclay Street - 4 West
New York, NY 10286

Attention:	Corporate Trust Administration MBS Administration, CWABS, Series 2007-BC2
Telephone No.:
Facsimile No.:

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent: Not applicable.

Party B appoints as its Process Agent: Not applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)
Calculation Agent. The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred and is continuing with respect to Party A, Party B shall have the right to appoint a financial institution which shall qualify as Reference Market-maker to act as Calculation Agent until the discontinuance of the Event of Default with respect to Party A or the designation of an Early Termination Date under Section 6(c)(ii), reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)	Credit Support Document.

Party A:	The Credit Support Annex which supplements, forms part of, and is subject to this Agreement, and any guarantee in support of Party A’s obligations under this Agreement.

Party B:	The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(g)	Credit Support Provider.

Party A:	The guarantor under any guarantee in support of Party A’s obligations under this Agreement.

Party B:	None.

(h)
Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)	Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)
Affiliate.“Affiliate” shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii); and provided further, that (except for the purpose of Part 1(c)(vii)) with respect to Party A, such definition shall be understood to exclude Lehman Brothers Derivative Products Inc. and Lehman Brothers Financial Products Inc.

Part 5.  Others Provisions.

(a)
Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement, and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) the Confirmation, (ii) the Credit Support Annex; (iii) the Schedule, (iv) the Definitions and (v) the ISDA Master Agreement.

Each reference herein to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a “Part” will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a “Paragraph” will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)	Amendments to ISDA Master Agreement.

(i)	Single Agreement. Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex” after the words “Master Agreement”.

(ii)	Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

“(g)	Relationship Between Parties.

(1)
Nonreliance. In connection with the negotiation of, the entering into, and the execution of, this Agreement, any Credit Support Document to which it is a party, and each Transaction hereunder, each party acknowledges and agrees that: (i) It is not relying on any statement or representation of the other party regarding this Agreement, any Credit Support Document to which it is a party and each Transaction hereunder (whether written or oral), other than the representations expressly made in this Agreement, such Credit Support Document or the Confirmation in respect of that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction; (ii) it has not received from the other party any assurance or guarantee as to the expected results of any Transaction; and (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)
Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)	Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)	Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

(5)
Eligible Contract Participant. It is an “eligible swap participant” as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended.

(iii)
Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” and (ii) by deleting the words “to transfer” and inserting the words “to effect a Permitted Transfer” in lieu thereof.

(iv)
Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting “; and” from the end of subparagraph (i) and inserting “.” in lieu thereof, and (iii) deleting the final paragraph thereof.

(v)
Local Business Day. The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)	Additional Termination Events. The following Additional Termination Events will apply:

(i)
First Rating Trigger Collateral. If (A) it is not the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)
Second Rating Trigger Replacement. If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A’s rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iii)
Amendment of Pooling and Servicing Agreement. If, without the prior written consent of Party A , where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld), an amendment is made to the Pooling and Servicing Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A, (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

(iv)
Inability to pay Class A Certificates. If the Trustee fails or admits in writing its inability to pay (a) on any Distribution Date, any related Current Interest with respect to its Class A Certificates or (b) on the Distribution Date immediately following the maturity date of the Mortgage Loan with the latest maturity date, the ultimate payment of principal with respect to its Class A Certificates, in either case to the extent required pursuant to the terms of the Pooling and Servicing Agreement to be paid to the Class A Certificates, then an Additional Termination Event shall have occurred with respect to Party B with Party B as the sole Affected Party with respect to such Additional Termination Event.

(d)
Required Ratings Downgrade Event. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold, then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.

(e)
Item 1115 Agreement. Party A and Party B hereby agree that the terms of the Item 1115 Agreement, dated as of February 24, 2006 (the “Item 1115 Agreement”), among Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc., and Lehman Brothers Special Financing Inc., shall be incorporated by reference into this Agreement and Party B shall be an express third party beneficiary of the Item 1115 Agreement. A copy of the Item 1115 Agreement is annexed hereto at Exhibit E.

(f)	Transfers.

(i)	Section 7 is hereby amended to read in its entirety as follows:

“Except with respect to any Permitted Transfer pursuant to Section 6(b)(ii), Part 5(d), the Item 1115 Agreement, or the succeeding sentence, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction unless (a) the prior written consent of the other party is obtained, and (b) the Rating Agency Condition has been satisfied with respect to S&P. At any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer.”

(ii)
If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g)
Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Swap Account and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, agents, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Swap Account and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Supplemental Interest Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Swap Contract Administrator shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the Swap Account from the Trust created pursuant to the Pooling and Servicing Agreement. Nothing in this Part 5(g) shall preclude Party A from declaring an Event of Default or Termination Event as set forth in this Agreement.

(h)
Timing of Payments by Party B upon Early Termination. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the “Unfunded Amount”) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i)
Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(j)
No Set-off. Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof and notwithstanding any other provision of this Agreement of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”.

(k)
Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P.

(l)
Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)
Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against Party B, the Swap Contract Administrator, or the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law. This provision will survive the termination of this Agreement.

(n)
Swap Contract Administrator Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by The Bank of New York (“BNY”) not in its individual capacity, but solely as Swap Contract Administrator under the Pooling and Servicing Agreement and the Swap Contract Administration Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) BNY has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of Party B is made and intended not as personal representations of the Swap Contract Administrator but is made and intended for the purpose of binding only Party B; and (d) under no circumstances shall BNY in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(o)
Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p)
Agent for Party B. Party A acknowledges that the Depositor has appointed the Swap Contract Administrator as its agent under the Swap Contract Administration Agreement to carry out certain functions on behalf of Party B, and that the Swap Contract Administrator shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)
Escrow Payments. If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either Party may at its option and in its sole discretion notify the other Party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(r)
Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording. Promptly upon the request by a party, the other party will provide a copy of such recording to the party making the request.

(s)
Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement, any Transaction or any Credit Support Document and acknowledges that this waiver is a material inducement to the other party’s entering into this agreement and each transaction hereunder.

(t)
Form of ISDA Master Agreement. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u)	Additional representations.

(i) Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person.

(ii) The Swap Contract Administrator represents to Party A on the date on which the Swap Contract Administrator executes this Agreement that it is executing the Agreement in its capacity as Swap Contract Administrator.

(v)	Acknowledgements.

(i)
Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(ii)
Bankruptcy Code. Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute “forward contracts” or “swap agreements” as defined in Section 101 of the Bankruptcy Code or “commodity contracts” as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(w)	[Reserved]

(x)	[Reserved]

(y)
No Violation or Conflict Representation. Section 3(a)(iii) is hereby amended by inserting in the second line thereof after the words “constitutional documents” and before the words “, any order or judgment” the phrase “(including, but not limited to, the Pooling and Servicing Agreement as amended,).”; provided, such amendment shall be applicable only with respect to the Representations of Party B.

(z)
Accuracy of Specified Information. Section 3(d) is hereby amended by inserting in the third line thereof after the words “in every material respect” and before the period the phrase “or, in the case of audited or unaudited financial statements, a fair presentation, in all material respects, of the financial condition of the relevant person.”

(aa)	Third-Party Beneficiary. Party B consents to Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

(bb)
Notices. For the purposes of subsections (iii) and (v) of Section 12(a), the date of receipt shall be presumed to be the date sent if sent on a Local Business Day or, if not sent on a Local Business Day, the date of receipt shall be presumed to be the first Local Business Day following the date sent.

(cc)
Service of Process. The third sentence of Section 13(c) shall be amended by adding the following language at the end thereof: "if permitted in the jurisdiction where the proceedings are initiated and in the jurisdiction where service is to be made."

(dd)	Additional Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Approved Ratings Threshold” means each of the S&P Approved Ratings Threshold, and the Moody’s First Trigger Ratings Threshold.

“Approved Replacement” means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (d) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

“Derivative Provider Trigger Event” means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future obligations of Party A (or an Eligible Replacement) to Party B under this Agreement that (a) is in a form identical to the attached hereto as Exhibit A, or (b) is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee is identical to that attached hereto as Exhibit A (except for the name, address and the jurisdiction of the guarantor), notice of which has been given to each Swap Rating Agency, or that otherwise satisfies the Rating Agency Condition with respect to S&P, and either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

“Eligible Guarantor” means an entity that (A) has credit ratings from S&P at least equal to the the S&P Approved Ratings Threshold, and (B) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold, including without limitation, Holdings for so long as Holdings has such credit ratings.

“Eligible Replacement” means an entity (A) (i) (a) that has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold, and (b) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold, or (ii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee and (B) that has executed an Item 1115 Agreement with Depositor.

“Firm Offer” means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s First Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Ratings Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

“Permitted Transfer” means a transfer by novation by Party A pursuant to Section 6(b)(ii), Part 5(d), the Item 1115 Agreement, or the second sentence of Section 7 (as amended herein) to a transferee (the “Transferee”) of all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both “dealers in notional principal contracts” within the meaning of Treasury regulations section 1.1001-4; (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) pursuant to a written instrument (the “Transfer Agreement”), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (f) Party B shall have determined in its sole discretion, such Transfer Agreement relates to all, but not less than all, of Party A’s rights and obligations under the Agreement and all relevant Transactions; (g) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (h) each Swap Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details, and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

“Relevant Entity” means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

“Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

“Required Ratings Threshold” means each of the S&P Required Ratings Threshold, and the Moody’s Second Trigger Ratings Threshold.

“S&P” means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of “A-1”, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of “A+”.

“S&P Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of “BBB+”.

“Swap Rating Agencies” means, with respect to any date of determination, each of S&P and Moody’s, to the extent that each such rating agency is then providing a rating for any of the CWABS Asset-Backed Certificates Trust 2007-BC2, Asset-Backed Certificates, Series 2007-BC2 (the “Certificates”) or any notes backed by the Certificates (the “Notes”).

[Remainder of this page intentionally left blank.]

LEHMAN BROTHERS SPECIAL FINANCING INC.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SWAP CONTRACT ADMINISTRATOR FOR CWABS ASSET-BACKED CERTIFICATES TRUST 2007-BC2, ASSET-BACKED CERTIFICATES, SERIES 2007-BC2 PURSUANT TO A SWAP CONTRACT ADMINISTRATION AGREEMENT (THE “TRUST” AND “PARTY B”)

(Name of Party)	(Name of Party)

Name:	Name:
Title:	Title:
Date:	Date:

Exhibit A

GUARANTEE OF LEHMAN BROTHERS HOLDINGS INC.

LEHMAN BROTHERS SPECIAL FINANCING INC. (“Party A”) and The Bank of New York, not in its individual capacity, but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-BC2, Asset-Backed Certificates, Series 2007-BC2 pursuant to a Swap Contract Administration Agreement (“Party B”) have entered into a Master Agreement dated as of April 27, 2007, as amended from time to time (the “Master Agreement”), pursuant to which Party A and Party B have entered and/or anticipate entering into one or more transactions (each a “Transaction”), the Confirmation of each of which supplements, forms part of, and will be read and construed as one with, the Master Agreement (collectively referred to as the “Agreement”). This Guarantee is a Credit Support Document as contemplated in the Agreement. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Agreement, LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware (“Guarantor”), hereby agrees to the following:

(a) Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A in connection with each Transaction when and as Party A’s obligations thereunder shall become due and payable in accordance with the terms of the Agreement (whether at maturity, by acceleration or otherwise). Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

(b) Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

(c) Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement against Party A (other than as a result of the unenforceability thereof against Party B), the absence of any action to enforce Party A’s obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof, the entry by Party A and Party B into any amendments to the Agreement, additional Transactions under the Agreement or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment in respect of any Event of Default or Potential Event of Default in respect of Party B or any Affiliate, but only to the extent such right is provided to Party A under the Agreement. The Guarantor acknowledges that Party A and Party B may from time to time enter into one or more Transactions pursuant to the Agreement and agrees that the obligations of the Guarantor under this Guarantee will upon the execution of any such Transaction by Party A and Party B extend to all such Transactions without the taking of further action by the Guarantor.

(d) This Guarantee shall remain in full force and effect until the first to occur of (i) receipt by Party B of a written notice of termination from Guarantor or (ii) none of the obligations of Party A remain outstanding. Termination of this Guarantee shall not affect Guarantor’s liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.

(e) Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in Section 5(a)(vii) of the Master Agreement affecting Party A or Guarantor.

(f) Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed by its duly authorized officer as of the date of the Agreement.

LEHMAN BROTHERS HOLDINGS INC.

By:
Name:
Title:
Date:

EXHIBIT B to Schedule

[Form of Opinion of Counsel for
Lehman Brothers Special Financing Inc. and
Lehman Brothers Holdings Inc.]

[date]

The Bank of New York, not in its individual capacity, but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-BC2, Asset-Backed Certificates, Series 2007-BC2 pursuant to a Swap Contract Administration Agreement

The Bank of New York
101 Barclay Street - 4 West
New York, NY 10286
Attention: Corporate Trust Administration MBS Administration, CWABS, Series 2007-BC2

Ladies and Gentlemen:

I have acted as counsel to Lehman Brothers Special Financing Inc., a Delaware corporation (“Party A”), and Lehman Brothers Holdings Inc., a Delaware corporation (“Guarantor”), and am familiar with matters pertaining to the execution and delivery of the Master Agreement (the “Master Agreement”) dated as of April 27, 2007, between Party A and The Bank of New York, not in its individual capacity, but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-BC2, Asset-Backed Certificates, Series 2007-BC2 pursuant to a Swap Contract Administration Agreement, and the guarantee of Guarantor (the “Guarantee”) delivered in connection with the Master Agreement.

In connection with this opinion, I have examined, or have had examined on my behalf, an executed copy of the Master Agreement and the Guarantee, certificates and statements of public officials and officers of Party  A and Guarantor and such other agreements, instruments, documents and records as I have deemed necessary or appropriate for the purposes of this opinion.

Except as expressly set forth herein, no independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) has been undertaken to determine the existence or absence of the facts that are material to my opinions, and no inference as to my knowledge concerning such facts should be made.

When used herein the phrase “to my knowledge” means to my actual knowledge without independent investigation.

References in this letter to “Applicable Laws” are to those laws, rules and regulations of the State of New York which, in my experience, are normally applicable to transactions of the type contemplated by the Master Agreement and the Guarantee. References in this letter to “Governmental Authorities” are to executive, legislative, judicial, administrative or regulatory bodies of the State of New York. References in this letter to “Governmental Approval” are to any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

Based on the foregoing but subject to the assumptions, exceptions, qualifications and limitations hereinafter expressed, I am of the opinion that:

1.	Each of Party A and Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

2.
The execution, delivery and performance of the Master Agreement, in the case of Party  A, and the Guarantee, in the case of Guarantor, are within its corporate power, have been duly authorized by all necessary corporate action and do not conflict with any provision of its certificate of incorporation or by-laws.

3.
The Master Agreement, in the case of Party A, and the Guarantee, in the case of Guarantor, have been duly executed and delivered and each constitutes a legal, valid and binding obligation under Applicable Laws, enforceable against it under Applicable Laws in accordance with its respective terms.

4.
To my knowledge, no Governmental Approval is required in connection with the execution, delivery and performance of the Master Agreement, in the case of Party A, or the Guarantee, in the case of Guarantor, except those that have been obtained and, to my knowledge, are in effect.

  The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:

A.   My opinion in paragraph 3 above is subject to: (i) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors’ rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent or other similar transfers or conveyances); (ii) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law; and (iii) laws and considerations of public policy, including where clauses (i) through (iii) above may limit the enforceability of provisions (a) regarding the termination and close-out methodology under the Master Agreement, including but not limited to Section 6(e) thereof, (b) regarding indemnification and contribution rights and obligations, (c) regarding the waiver or limitation of rights to trial by jury, oral amendments to written agreements or rights of setoff, (d) relating to submission to jurisdiction, venue or service of process and (e) purporting to prohibit or restrict, or require the consent of the “account debtor” (as defined in Section 9-102 of the Uniform Commercial Code as in effect in the State of New York (the “NYUCC” )) for, the creation, perfection or enforcement of a security interest in “accounts” or “general intangibles” (in each case, as defined in Section 9-102 of the NYUCC).

B.  I am a member of the Bar of the [State of New York] [Commonwealth of Massachusetts] and render no opinion on any laws other than the laws of the State of New York and the General Corporation Law of the State of Delaware. Except as described, I have not examined, or had examined on my behalf, and I do not express any opinion with respect to, Delaware law.

C.  My opinions are limited to the present laws and to the facts as they presently exist, and no opinion is to be inferred or implied beyond the matters expressly so stated. I assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions referred to in paragraph B above be changed by legislative action, judicial decision or otherwise.

D.  This letter is rendered solely to you solely for your benefit in connection with the Master Agreement and the Guarantee and the transactions related thereto and may not be relied upon by any other person, entity or agency or by you in any other context or for any other purpose. This letter may not be circulated, used or quoted in whole or in part, nor may copies hereof be furnished or delivered to any other person, without the prior written consent of Lehman Brothers Holdings Inc., except that you may furnish copies hereof (i)  to your independent auditors and attorneys, (ii)  to any United States, state or local authority having jurisdiction over you, (iii)  pursuant to the order of any court of competent jurisdiction or any governmental agency and (iv)  in connection with any legal action arising out of the Master Agreement or the Guarantee.

E.  I have assumed with your permission (i)  the genuineness of all signatures by each party other than Party  A or Guarantor, (ii)  the authenticity of documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as copies, (iii) the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, (iv) that each party other than Party A and Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (v) the due execution and delivery, pursuant to due authorization, of the Master Agreement by each party other than Party A and (vi) that the Master Agreement is the legal, valid, binding and enforceable obligation of each party other than Party A, enforceable against each such party in accordance with its terms.

The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal or other liability in connection with said opinions. By accepting and relying upon this opinion, each addressee hereof (i) acknowledges and agrees that the undersigned shall have no personal or other liability in connection herewith and (ii) agrees to not assert or raise any such claim against the undersigned in any proceeding or in any manner otherwise.

Very truly yours,

Exhibit C/D

Forms of Opinion of Counsel for Party B

Exhibit E

Item 1115 Agreement